MERRILL LYNCH
                                                                   PHOENIX
                                                                   FUND, INC.

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 2000

MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

Economic slowing has finally arrived in the United States. As a result, significant increases in inflation or interest rates appear currently less likely, which usually is good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

Investor sentiment changed significantly during the course of the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection may indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999, reaching a peak during the fourth quarter of last year. We believe that this transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, the long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are the continued heavy investment in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

Portfolio Matters

During the six-month period ended July 31, 2000, the equity markets were characterized by extraordinary volatility. The markets advanced to new highs during the first two months, led by gains in the NASDAQ Composite Index. The early strength in the NASDAQ was followed by a rotation toward more value-oriented names in March and April as investors began to focus on continued strong economic data and valuations. Volatility returned during the second half of the period as the Federal Reserve Board intensified its efforts to slow down an overheating economy. Looking ahead, market direction should be dictated by whether the Federal Reserve Board was successful in orchestrating an economic soft landing or has set the stage for the next recession.

For the six months ended July 31, 2000, Merrill Lynch Phoenix Fund, Inc.'s performance was slightly behind that of the major value indexes, while it trailed the return of the unmanaged Standard & Poor's 500 (S&P 500) Index by 400 basis points (4.00%). Favorable returns in our energy and healthcare investments were more than offset by significant declines in our technology and distressed holdings.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

During the six-month period, the Fund's best performers were its healthcare and energy investments. Hospital stocks, such as HCA--The Healthcare Corporation and Tenet Healthcare Corporation, performed very well since the government has become more liberal with regard to its reimbursement of Medicare expenses. Generic drug producer, IVAX Corporation, is continuing to benefit from a stream of new drug approvals, and we liquidated our holdings in Pharmacia Corp. (formerly Monsanto Company) and American Home Products Corporation as those stocks quickly met our price objectives. Energy was also a very strong industry group for the Fund as the price of oil and gas has appreciated significantly. We continue to heavily weight the natural gas and energy sectors since we believe the high prices currently being paid for these commodities will continue for quite some time given strong demand and the lack of exploration success in the past few years.

On the negative side, the technology stocks that we have owned since the Asian currency crisis in 1998 had a significant correction during the six-month period, somewhat reversing their multi-month advance. LTX Corp. and National Semiconductor Corp. declined 30%, even though no material negative news was released. We continue to hold onto our positions, believing that it is still too early in the cycle to change our positive investment opinion on this group. Further price weakness could represent a buying opportunity. Performance was also hurt as a number of holdings reported disappointing results. Anacomp Inc. indicated that operations were extremely weak and the stock declined precipitously. Having received the equity in bankruptcy reorganization, it is questionable as to whether or not the company will survive the second restructuring. Unisys Corp. and Novell, Inc. also reported disappointing results, which resulted in dramatically lower share prices. For now we are retaining our positions in these issues since we believe they still possess attractive restructuring potential.

Fund activity was robust during the six-month period as we eliminated a number of positions, such as Birmingham Steel Corporation, EEX Corp., Safety-Kleen Corp. and Loews Cineplex Entertainment Corporation, which were not meeting our expectations. We also sold two semiconductor-related issues, Integrated Device Technology, Inc. and Mentor Graphics Corporation, as they exceeded our price targets. Two holdings, The Seagram Company, Ltd. and Champion International Corporation, were acquired by other companies during the six-month period. Pharmaceutical companies Pharmacia and American Home Products quickly bounced back from their problems and accordingly their stock prices appreciated to our sell targets.

We focused our purchases on a number of companies that all encountered operational problems but all possess quality assets. AT&T Corp. and WorldCom, Inc. are both suffering from a decline in their traditional consumer long-distance businesses, which is masking exceptional growth in their nascent businesses. We believe they will ultimately be successful in establishing a value for these traditional businesses, either through a sale or spin out. This will enable investors to correctly value the remaining businesses on their relatively high growth rates. We added other communication-related issuers, such as Comcast Corporation, Fox Entertainment Group, Inc., USA Networks, Inc. and Verizon Communications. While each encountered a unique set of problems that caused a decline in its share price, we were attracted to the long-term growth potential of content providers as well as their ability to deliver that content to the consumer. Year 2000-related issues cast a shadow over IBM Corp.; however, we believe the company possesses the broadest array of hardware, software and service solutions to allow its customers to compete in this Internet-centric world. Finally, we added Bristol-Myers Squibb Company and The Procter & Gamble Company to the portfolio because we were attracted to their products and their high market shares. Once their problems have been addressed and corrected, we believe these dominant companies will return to their historically high relative valuations.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Fiscal Year in Review

Total returns for Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the fiscal year ended July 31, 2000 were +13.03%, +11.85%, +11.85% and +12.77%, respectively, compared to a total return of +8.97% for the unmanaged S&P 500 Index and -5.00% for the unmanaged Russell 1000 Value Index. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

Fund performance compared favorably with the major market indexes during the fiscal year. We started the year with our highest industry weighting in semiconductor stocks--as that industry group did very well over the past 12 months. National Semiconductor Corporation, LTX Corp. and Integrated Device Technology, Inc., all in our top ten holdings at the start of the fiscal year, appreciated by 50% or more. Ivax Corp., another top holding at the beginning of the year, advanced by over 300% as new drug approvals drove the company's growth rate higher. Energy, which will be a major theme entering the current fiscal year, was augmented during calendar year 2000 and has been a positive contributor to date.

In Conclusion

During the past six months, we have attempted to upgrade the quality of the companies in our portfolio. The uncertain economic and interest rate environment has caused some of our country's better companies to fall into our value universe. We believe that our purchases of these companies could bode well for future performance. We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Robert J. Martorelli

Robert J. Martorelli
Senior Vice President and Portfolio Manager

September 5, 2000

================================================================================
Effective on or about October 1, 2000, Merrill Lynch Phoenix Fund, Inc. will change its name to Merrill Lynch Focus Value Fund, Inc. The Fund's investment objective will change, as approved by shareholders on July 13, 2000: to seek long-term growth of capital. In order to reach this objective, the Fund will invest primarily in a portfolio of equities of issuers that the Investment Adviser believes are undervalued relative to its assessment of the current or prospective condition of the issuer or relative to prevailing market ratios, including issuers that are experiencing poor operating conditions.
================================================================================

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

PROXY RESULTS

During the six-month period ended July 31, 2000, Merrill Lynch Phoenix Fund, Inc.'s shareholders voted on the following proposals. Proposals 1-4 were approved at a shareholders' meeting on July 13, 2000. Proposal 5 was not approved by shareholders as required. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted               Shares Voted
                                                                                     For                 Without Authority
------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Terry K. Glenn                      37,195,304                  2,108,121
                                              Joe Grills                          37,283,967                  2,019,458
                                              Walter Mintz                        37,258,480                  2,044,945
                                              Robert S. Salomon, Jr.              37,210,098                  2,093,327
                                              Melvin R. Seiden                    37,160,610                  2,142,815
                                              Stephen B. Swensrud                 37,175,516                  2,127,909
                                              Arthur Zeikel                       37,240,484                  2,062,941
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted  Shares Voted
                                                                                      For          Against      Abstain
------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                          37,126,507       841,482       1,335,437
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against    Abstain/Non-vote
------------------------------------------------------------------------------------------------------------------------------
3. Proposal to change the investment objective of the Fund.                       21,066,053     1,890,057      16,347,316
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted  Shares Voted
                                                                                      For          Against      Abstain
------------------------------------------------------------------------------------------------------------------------------
4. Proposal to adopt the Fund's Amended and Restated Articles of Incorporation
   to permit the Board to have discretionary authority to convert the Fund to
   "master/feeder" structure.                                                     33,505,794     3,442,642       2,354,990
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against    Abstain/Non-vote
------------------------------------------------------------------------------------------------------------------------------
5. Proposal to adopt the Fund's Amended and Restated Articles of
   Incorporation to provide notwithstanding any provision of the Maryland
   General Corporation Law requiring approval of more than a majority of the votes entitled to be cast, the Fund may take such action upon the approval
   of a majority of the votes entitled to be cast.                                20,967,832     1,955,938      16,379,656
------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                Ten Years/
                                              6 Month          12 Month      Since Inception
As of July 31, 2000                         Total Return     Total Return     Total Return
============================================================================================
ML Phoenix Fund, Inc. Class A Shares*          -1.56%           +13.03%         +330.04%
--------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class B Shares*          -2.07            +11.85          +287.99
--------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class C Shares*          -2.02            +11.85          +123.30
--------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class D Shares*          -1.70            +12.77          +133.68
--------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                  +3.20            + 8.97       +408.18/+242.14
============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception total return periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total return periods are ten years and from 10/21/94, respectively.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Total Return Based on a $10,000 Investment

ML Phoenix Fund, Inc.'s Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                          7/90              7/00
ML Phoenix Fund, Inc.+--
Class A Shares*                          $9,475           $40,743

ML Phoenix Fund, Inc.+--
Class B Shares*                         $10,000           $38,800

S&P 500 Index++                         $10,000           $50,818

ML Phoenix Fund, Inc.'s Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                        10/21/94**         7/00
ML Phoenix Fund, Inc.+--
Class C Shares*                         $10,000           $22,330

ML Phoenix Fund, Inc.+--
Class D Shares*                          $9,475           $22,141

S&P 500 Index++                         $10,000           $34,214

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Phoenix Fund, Inc. invests in a diversified portfolio of equity and fixed-income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++    This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                              +14.61%         + 8.59%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                            +17.84          +16.58
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                             +15.74          +15.12
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                              +13.40%         + 9.40%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                            +16.65          +16.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                             +14.55          +14.55
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                              +13.42%         +12.42%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                            +16.62          +16.62
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                     +15.81          +15.81
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/00                               +14.26%         + 8.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                             +17.54          +16.27
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                      +16.73          +15.63
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

SCHEDULE OF INVESTMENTS

                                                                                                               Percent of
Industry                  Shares Held                    Investments                                 Value     Net Assets
-------------------------------------------------------------------------------------------------------------------------
Discount to Assets
-------------------------------------------------------------------------------------------------------------------------
Entertainment                 173,600  +USA Networks, Inc.                                       $  3,645,600        0.7%
-------------------------------------------------------------------------------------------------------------------------
Telecommunication Services    275,000  +Comcast Corporation (Class A)                               9,350,000        1.9
                              225,000   Verizon Communications                                     10,575,000        2.1
-------------------------------------------------------------------------------------------------------------------------
                                        Total Discount to Assets (Cost--$24,304,360)               23,570,600        4.7
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Earnings Turnaround
-------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense           481,300   Lockheed Martin Corporation                                13,536,562        2.7
                              250,000   Northrop Grumman Corporation                               17,765,625        3.5
-------------------------------------------------------------------------------------------------------------------------
Banking & Financial           400,000   Bank One Corporation                                       12,725,000        2.5
                              250,000   First Union Corporation                                     6,453,125        1.3
-------------------------------------------------------------------------------------------------------------------------
Computer & Peripherals        175,000   International Business Machines Corporation                19,676,562        3.9
-------------------------------------------------------------------------------------------------------------------------
Consumer Products             850,000  +The Topps Company, Inc.                                     8,128,125        1.6
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples              125,000   The Procter & Gamble Company                                7,109,375        1.4
-------------------------------------------------------------------------------------------------------------------------
Energy Related                700,000   Burlington Resources Inc.                                  22,837,500        4.5
                              900,000   EOG Resources, Inc.                                        26,606,250        5.2
                              250,000   Halliburton Company                                        11,531,250        2.3
                              450,000   Sunoco, Inc.                                               10,968,750        2.2
                              350,000   Tidewater Inc.                                             11,243,750        2.2
                              300,000   Unocal Corporation                                          9,075,000        1.8
-------------------------------------------------------------------------------------------------------------------------
Entertainment                 300,000  +Fox Entertainment Group, Inc. (Class A)                     9,187,500        1.8
-------------------------------------------------------------------------------------------------------------------------
Industrial Services         1,600,000  +Anacomp, Inc. (c)                                           3,200,000        0.6
-------------------------------------------------------------------------------------------------------------------------
Insurance                     900,000   Ace Limited                                                32,400,000        6.4
                              500,000   The Allstate Corporation                                   13,781,250        2.7
-------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment       900,000  +CST Entertainment, Inc. (a)                                       900        0.0
-------------------------------------------------------------------------------------------------------------------------
Packaging                   1,150,000   Crown Cork & Seal Company, Inc.                            16,028,125        3.2
-------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals               175,000   Bristol-Myers Squibb Company                                8,684,375        1.7
-------------------------------------------------------------------------------------------------------------------------
Retail                        299,600  +Borders Group, Inc.                                         3,857,350        0.7
                              500,000  +Venator Group, Inc.                                         7,062,500        1.4
-------------------------------------------------------------------------------------------------------------------------
Semiconductor                 350,000  +LTX Corporation                                             7,678,125        1.5
                              500,000  +National Semiconductor Corporation                         18,093,750        3.6
-------------------------------------------------------------------------------------------------------------------------
                                        Total Earnings Turnaround (Cost--$270,276,233)            297,630,749       58.7
-------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

                          Shares Held/                                                                         Percent of
Industry                  Face Amount                    Investments                                 Value     Net Assets
-------------------------------------------------------------------------------------------------------------------------
Financial Restructuring
-------------------------------------------------------------------------------------------------------------------------
Energy Related              1,981,437   Gulfport Energy Corporation--Litigation Trust
                                          Certificates                                            $        20        0.0%
-------------------------------------------------------------------------------------------------------------------------
Home Builders               2,113,439  +New Millennium Homes, LLC (a)                               2,113,439        0.4
                          $15,250,000   New Millennium Homes, LLC, Senior Notes,
                                          13.50% due 9/03/2004 (b)                                 11,437,500        2.3
-------------------------------------------------------------------------------------------------------------------------
Industrial Equipment      $ 5,306,250   Goss Graphic Systems, Inc., 2.76% due 11/19/2005 (b)        1,114,313        0.2
Manufacturing                 139,388  +Goss Holdings Inc. (Class B)                                   48,786        0.0
-------------------------------------------------------------------------------------------------------------------------
Transportation                220,760  +Trism, Inc.                                                   110,380        0.0
-------------------------------------------------------------------------------------------------------------------------
                                        Total Financial Restructuring (Cost--$26,564,055)          14,824,438        2.9
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
High Yield
-------------------------------------------------------------------------------------------------------------------------
Computer Services         $ 3,000,000   Federal Data Corp., 10.125% due 8/01/2005                   1,800,000        0.4
-------------------------------------------------------------------------------------------------------------------------
Consumer Products         $12,260,000   Diamond Brands Operating, 10.125% due 4/15/2008             6,712,350        1.3
-------------------------------------------------------------------------------------------------------------------------
Printing & Publishing     $ 6,255,400  +San Jacinto Holdings, Inc., Senior Subordinated Notes,
                                          12% due 12/31/2002                                        1,876,620        0.4
-------------------------------------------------------------------------------------------------------------------------
Supermarkets              $11,000,000  +Jitney-Jungle Stores of America, Inc., Senior Notes,
                                          12% due 3/01/2006                                         1,650,000        0.3
-------------------------------------------------------------------------------------------------------------------------
Transportation            $ 3,485,678   Trism, Inc., 12% due 2/15/2005                              2,370,261        0.5
-------------------------------------------------------------------------------------------------------------------------
                                        Total High Yield (Cost--$34,351,690)                       14,409,231        2.9
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Operational Restructuring
-------------------------------------------------------------------------------------------------------------------------
Computer & Peripherals        500,000   Compaq Computer Corporation                                14,031,250        2.8
                              600,000  +Unisys Corporation                                          5,887,500        1.2
-------------------------------------------------------------------------------------------------------------------------
Computer Software           2,380,800  +Inprise Corporation                                        12,945,600        2.6
                              275,000  +Novell, Inc.                                                2,595,313        0.5
                              542,500  +Walker Interactive Systems, Inc.                            1,610,547        0.3
-------------------------------------------------------------------------------------------------------------------------
Electrical Equipment          500,000   Thomas & Betts Corporation                                  9,750,000        1.9
-------------------------------------------------------------------------------------------------------------------------
Electronics                   330,600   Harris Corporation                                         11,323,050        2.2
-------------------------------------------------------------------------------------------------------------------------
Environmental                 800,000  +Republic Services, Inc. (Class A)                          13,400,000        2.6
-------------------------------------------------------------------------------------------------------------------------
Health Care                   400,000   HCA--The Healthcare Corporation                            13,600,000        2.7
                              793,600  +Tenet Healthcare Corporation                               24,155,200        4.8
-------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                               Percent of
Industry                  Shares Held                    Investments                                 Value     Net Assets
-------------------------------------------------------------------------------------------------------------------------
Operational Restructuring (concluded)
-------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals               200,000  +IVAX Corporation                                        $   9,850,000        1.9%
-------------------------------------------------------------------------------------------------------------------------
Telecommunication             500,000   AT&T Corp.                                                 15,468,750        3.0
Services                      190,000  +WorldCom, Inc.                                              7,410,000        1.5
-------------------------------------------------------------------------------------------------------------------------
                                        Total Operational Restructuring (Cost--$130,606,763)      142,027,210       28.0
-------------------------------------------------------------------------------------------------------------------------
                                        Total Investments (Cost--$486,103,101)                    492,462,228       97.2
-------------------------------------------------------------------------------------------------------------------------

                             Face
                             Amount                 Short-Term Securities
-------------------------------------------------------------------------------------------------------------------------
Commercial Paper*         $16,355,000   General Electric Capital Corp., 6.64% due 8/01/2000        16,355,000        3.2
-------------------------------------------------------------------------------------------------------------------------
                                        Total Short-Term Securities (Cost--$16,355,000)            16,355,000        3.2
-------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$502,458,101)                                                            508,817,228      100.4
Liabilities in Excess of Other Assets                                                              (1,841,159)      (0.4)
                                                                                                 ------------      -----
Net Assets                                                                                       $506,976,069      100.0%
                                                                                                 ============      =====
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Represents a pay-in-kind security which may pay interest/ dividends in additional face amount/shares.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                               Net Share      Net     Dividend
      Industry              Affiliate          Activity       Cost     Income
      --------------------------------------------------------------------------
      Industrial            Anacomp, Inc.        32,400   $(1,873,843)    +
       Services
      --------------------------------------------------------------------------
+     Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000
------------------------------------------------------------------------------------------------------------------------
Assets:               Investments, at value (identified cost--$502,458,101) ............                   $ 508,817,228
                      Cash .............................................................                             236
                      Receivables:
                        Securities sold ................................................    $ 3,291,421
                        Interest .......................................................        706,643
                        Dividends ......................................................        254,625
                        Capital shares sold ............................................        198,944        4,451,633
                                                                                            -----------
                      Prepaid registration fees and other assets .......................                          74,636
                                                                                                           -------------
                      Total assets .....................................................                     513,343,733
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
Liabilities:          Payables:
                        Securities purchased ...........................................      2,943,655
                        Capital shares redeemed ........................................      2,451,789
                        Investment adviser .............................................        443,705
                        Distributor ....................................................        179,028        6,018,177
                                                                                            -----------
                      Accrued expenses and other liabilities ...........................                         349,487
                                                                                                           -------------
                      Total liabilities ................................................                       6,367,664
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
Net Assets:           Net assets .......................................................                   $ 506,976,069
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------
Net Assets            Class A Shares of Common Stock, $.10 par value, 50,000,000 shares
Consist of:           authorized .......................................................                   $   1,606,271
                      Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                      authorized .......................................................                       1,251,181
                      Class C Shares of Common Stock, $.10 par value, 50,000,000 shares
                      authorized .......................................................                          88,540
                      Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                      authorized .......................................................                         770,127
                      Paid-in capital in excess of par .................................                     412,390,205
                      Accumulated investment loss--net .................................                         (29,498)
                      Accumulated distributions in excess of investment income--net ....                        (172,473)
                      Undistributed realized capital gains on investments and foreign
                      currency transactions--net .......................................                      84,712,589
                      Unrealized appreciation on investments and foreign currency
                      transactions--net ................................................                       6,359,127
                                                                                                           -------------
                      Net assets .......................................................                   $ 506,976,069
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------
Net Asset Value:      Class A--Based on net assets of $223,134,332 and 16,062,706 shares
                      outstanding ......................................................                   $       13.89
                                                                                                           =============
                      Class B--Based on net assets of $165,523,822 and 12,511,814 shares
                      outstanding ......................................................                   $       13.23
                                                                                                           =============
                      Class C--Based on net assets of $11,569,921 and 885,404 shares
                      outstanding ......................................................                   $       13.07
                                                                                                           =============
                      Class D--Based on net assets of $106,747,994 and 7,701,272 shares
                      outstanding ......................................................                   $       13.86
                                                                                                           =============
------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Statements of Operations for the Year Ended July 31, 2000
-------------------------------------------------------------------------------------------------------------
Investment              Interest and discount earned .......................                     $  6,350,953
Income:                 Dividends (net of $44,119 foreign withholding tax) .                        4,971,697
                                                                                                 ------------
                        Total income .......................................                       11,322,650
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees ...........................    $  5,422,317
                        Account maintenance and distribution fees--Class B .       1,948,405
                        Transfer agent fees--Class A .......................         321,266
                        Transfer agent fees--Class B .......................         297,871
                        Account maintenance fees--Class D ..................         246,766
                        Professional fees ..................................         151,085
                        Transfer agent fees--Class D .......................         130,435
                        Accounting services ................................         110,140
                        Account maintenance and distribution fees--Class C .         103,640
                        Printing and shareholder reports ...................          50,783
                        Registration fees ..................................          44,820
                        Directors' fees and expenses .......................          40,624
                        Custodian fees .....................................          36,447
                        Transfer agent fees--Class C .......................          16,883
                        Pricing fees .......................................           4,683
                        Other ..............................................          23,205
                                                                                ------------
                        Total expenses .....................................                        8,949,370
                                                                                                 ------------
                        Investment income--net .............................                        2,373,280
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------
Realized &              Realized gain (loss) from:
Unrealized Gain           Investments--net .................................      93,652,021
(Loss) on                 Foreign currency transactions--net ...............         (38,734)      93,613,287
Investments &                                                                   ------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions--Net:        Investments--net .................................     (31,241,597)
                          Foreign currency transactions--net ...............             327      (31,241,270)
                                                                                ------------     ------------
                        Net Increase in Net Assets Resulting from Operations                     $ 64,745,297
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                            July 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                   2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net ..............................................    $   2,373,280     $   3,487,025
                       Realized gain on investments and foreign currency transactions--net .       93,613,287        47,007,899
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions--net ..................................      (31,241,270)       48,133,993
                                                                                                -------------     -------------
                       Net increase in net assets resulting from operations ................       64,745,297        98,628,917
                                                                                                -------------     -------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &            Investment income--net:
Distributions to         Class A ...........................................................       (3,313,779)       (2,622,198)
Shareholders:            Class B ...........................................................          (59,825)         (284,461)
                         Class C ...........................................................           (9,088)           (8,042)
                         Class D ...........................................................         (919,281)         (680,597)
                       In excess of investment income--net:
                         Class A ...........................................................         (132,855)               --
                         Class B ...........................................................           (2,398)               --
                         Class C ...........................................................             (364)               --
                         Class D ...........................................................          (36,856)               --
                       Realized gain on investments--net:
                         Class A ...........................................................      (23,130,472)      (38,989,784)
                         Class B ...........................................................      (19,332,398)      (40,328,457)
                         Class C ...........................................................         (871,784)       (1,585,995)
                         Class D ...........................................................       (8,296,448)      (12,759,045)
                                                                                                -------------     -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders .....................................................      (56,105,548)      (97,258,579)
                                                                                                -------------     -------------
-------------------------------------------------------------------------------------------------------------------------------
Capital Share          Net decrease in net assets derived from capital share transactions ..      (39,231,265)     (134,210,880)
Transactions:                                                                                   -------------     -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total decrease in net assets ........................................      (30,591,516)     (132,840,542)
                       Beginning of year ...................................................      537,567,585       670,408,127
                                                                                                -------------     -------------
                       End of year* ........................................................    $ 506,976,069     $ 537,567,585
                                                                                                =============     =============
-------------------------------------------------------------------------------------------------------------------------------
                      *Undistributed investment income (loss)--net .........................    $    (201,971)    $   1,928,693
                                                                                                =============     =============
-------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Financial Highlights

                                                                                                Class A+
The following per share data and ratios have been derived         ----------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                  ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2000         1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ........    $  13.71      $  13.49      $  15.32      $  13.37      $  13.44
Operating                                                         --------      --------      --------      --------      --------
Performance:       Investment income--net ....................         .12           .13           .12           .10           .13
                   Realized and unrealized gain on investments
                   and foreign currency transactions--net ....        1.55          2.11          1.33          3.46           .51
                                                                  --------      --------      --------      --------      --------
                   Total from investment operations ..........        1.67          2.24          1.45          3.56           .64
                                                                  --------      --------      --------      --------      --------
                   Less dividends and distributions:
                     Investment income--net ..................        (.18)         (.13)         (.11)         (.06)         (.13)
                     In excess of investment income--net .....        (.01)           --            --            --            --
                     Realized gain on investments--net .......       (1.30)        (1.89)        (3.17)        (1.55)         (.58)
                                                                  --------      --------      --------      --------      --------
                   Total dividends and distributions .........       (1.49)        (2.02)        (3.28)        (1.61)         (.71)
                                                                  --------      --------      --------      --------      --------
                   Net asset value, end of year ..............    $  13.89      $  13.71      $  13.49      $  15.32      $  13.37
                                                                  ========      ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........       13.03%        24.15%        10.98%        29.78%         4.78%
Return:*                                                          ========      ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ..................................        1.21%         1.27%         1.24%         1.26%         1.24%
Net Assets:                                                       ========      ========      ========      ========      ========
                   Investment income--net ....................         .87%         1.11%          .83%          .77%          .92%
                                                                  ========      ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ....    $223,134      $245,712      $283,005      $301,936      $279,351
Data:                                                             ========      ========      ========      ========      ========
                   Portfolio turnover ........................       95.11%        80.60%        81.20%        81.46%        87.66%
                                                                  ========      ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------------------

               *   Total investment returns exclude the effects of sales
                   charges.
               +   Based on average shares outstanding.

                   See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Financial Highlights (continued)

                                                                                                 Class B+
The following per share data and ratios have been derived           --------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                    --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2000          1999          1998          1997        1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........    $  13.06      $  12.93      $  14.82      $  12.99    $  13.12
Operating                                                           --------      --------      --------      --------    --------
Performance:         Investment income (loss)--net .............        (.02)          .01          (.03)         (.03)       (.01)
                     Realized and unrealized gain on investments
                     and foreign currency transactions--net ....        1.47          2.02          1.28          3.35         .50
                                                                    --------      --------      --------      --------    --------
                     Total from investment operations ..........        1.45          2.03          1.25          3.32         .49
                                                                    --------      --------      --------      --------    --------
                     Less dividends and distributions:
                       Investment income--net ..................          --++        (.01)         (.01)           --        (.04)
                       In excess of investment income--net .....          --++          --            --            --          --
                       Realized gain on investments--net .......       (1.28)        (1.89)        (3.13)        (1.49)       (.58)
                                                                    --------      --------      --------      --------    --------
                     Total dividends and distributions .........       (1.28)        (1.90)        (3.14)        (1.49)       (.62)
                                                                    --------      --------      --------      --------    --------
                     Net asset value, end of year ..............    $  13.23      $  13.06      $  12.93      $  14.82    $  12.99
                                                                    ========      ========      ========      ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........       11.85%        22.97%         9.84%        28.48%       3.67%
Return:*                                                            ========      ========      ========      ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..................................        2.23%         2.30%         2.26%         2.29%       2.26%
Net Assets:                                                         ========      ========      ========      ========    ========
                     Investment income (loss)--net .............        (.12%)         .08%         (.18%)        (.26%)      (.11%)
                                                                    ========      ========      ========      ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....    $165,524      $199,132      $286,396      $337,022    $381,808
Data:                                                               ========      ========      ========      ========    ========
                     Portfolio turnover ........................       95.11%        80.60%        81.20%        81.46%      87.66%
                                                                    ========      ========      ========      ========    ========
----------------------------------------------------------------------------------------------------------------------------------

                *    Total investment returns exclude the effects of sales
                     charges.
                +    Based on average shares outstanding.
               ++    Amount is less than $.01 per share.

                     See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

Financial Highlights (continued)

                                                                                                 Class C+
The following per share data and ratios have been derived           --------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                    --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2000          1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........    $   12.94      $  12.83     $  14.72     $  12.92     $  13.07
Operating                                                           ---------      --------     --------     --------     --------
Performance:         Investment income (loss)--net .............         (.03)          .01         (.03)        (.04)        (.02)
                     Realized and unrealized gain on investments
                     and foreign currency transactions--net ....         1.47          2.00         1.29         3.33          .51
                                                                    ---------      --------     --------     --------     --------
                     Total from investment operations ..........         1.44          2.01         1.26         3.29          .49
                                                                    ---------      --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net ..................         (.01)         (.01)        (.02)          --         (.06)
                       In excess of investment income--net .....           --++          --           --           --           --
                       Realized gain on investments--net .......        (1.30)        (1.89)       (3.13)       (1.49)        (.58)
                                                                    ---------      --------     --------     --------     --------
                     Total dividends and distributions .........        (1.31)        (1.90)       (3.15)       (1.49)        (.64)
                                                                    ---------      --------     --------     --------     --------
                     Net asset value, end of year ..............    $   13.07      $  12.94     $  12.83     $  14.72     $  12.92
                                                                    =========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........        11.85%        22.95%        9.90%       28.39%        3.69%
Return:*                                                            =========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..................................         2.24%         2.31%        2.27%        2.30%        2.27%
Net Assets:                                                         =========      ========     ========     ========     ========
                     Investment income (loss)--net .............         (.24%)         .06%        (.19%)       (.27%)       (.12%)
                                                                    =========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....    $  11,570      $  8,245     $ 11,316     $ 14,448     $ 15,821
Data:                                                               =========      ========     ========     ========     ========
                     Portfolio turnover ........................        95.11%        80.60%       81.20%       81.46%       87.66%
                                                                    =========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------------

                 *   Total investment returns exclude the effects of sales
                     charges.
                 +   Based on average shares outstanding.
                ++   Amount is less than $.01 per share.

                     See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D+
The following per share data and ratios have been derived           -------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended July 31,
                                                                    -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ........    $  13.67      $  13.45     $  15.29     $  13.35     $  13.43
Operating                                                           --------      --------     --------     --------     --------
Performance:         Investment income--net ....................         .08           .10          .08          .07          .09
                     Realized and unrealized gain on investments
                     and foreign currency transactions--net ....        1.56          2.11         1.33         3.45          .51
                                                                    --------      --------     --------     --------     --------
                     Total from investment operations ..........        1.64          2.21         1.41         3.52          .60
                                                                    --------      --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net ..................        (.14)         (.10)        (.09)        (.04)        (.10)
                       In excess of investment income--net .....        (.01)           --           --           --           --
                       Realized gain on investments--net .......       (1.30)        (1.89)       (3.16)       (1.54)        (.58)
                                                                    --------      --------     --------     --------     --------
                     Total dividends and distributions .........       (1.45)        (1.99)       (3.25)       (1.58)        (.68)
                                                                    --------      --------     --------     --------     --------
                     Net asset value, end of year ..............    $  13.86      $  13.67     $  13.45     $  15.29     $  13.35
                                                                    ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........       12.77%        23.87%       10.70%       29.44%        4.50%
Return:*                                                            ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ..................................        1.46%         1.52%        1.51%        1.52%        1.48%
Net Assets:                                                         ========      ========     ========     ========     ========
                     Investment income--net ....................         .55%          .88%         .59%         .54%         .67%
                                                                    ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ....    $106,748      $ 84,479     $ 89,691     $ 85,409     $ 48,873
Data:                                                               ========      ========     ========     ========     ========
                     Portfolio turnover ........................       95.11%        80.60%       81.20%       81.46%       87.66%
                                                                    ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------------------

                *    Total investment returns exclude the effects of sales
                     charges.
                +    Based on average shares outstanding.

                     See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $29,498 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; .95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .90% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ...............................                .25%             .75%
Class C ...............................                .25%             .75%
Class D ...............................                .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ...............................                $1,403         $11,171
Class D ...............................                $3,226         $51,790
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $81,926 and $4,349 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $43 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

In addition, MLPF&S received $181,830 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2000.

During the year ended July 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $113 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $474,694,915 and $530,595,887, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized
                                                  Gains              Unrealized
                                                (Losses)                Gains
--------------------------------------------------------------------------------
Long-term investments ...............         $ 93,652,449          $  6,359,127
Short-term investments ..............                 (428)                   --
Foreign currency
transactions ........................              (38,734)                   --
                                              ------------          ------------
Total ...............................         $ 93,613,287          $  6,359,127
                                              ============          ============
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,933,319, of which $94,631,764 related to appreciated securities and $88,698,445 related to depreciated securities. At July 31, 2000, the aggregate cost of investments for Federal income tax purposes was $502,883,909.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $39,231,265 and $134,210,880 for the years ended July 31, 2000 and July 31,
1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2000                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,957,480        $ 27,025,897
Shares issued to shareholders
in reinvestment of
dividends and distributions ............          1,811,355          23,706,117
                                                 ----------        ------------
Total issued ...........................          3,768,835          50,732,014
Shares redeemed ........................         (5,624,590)        (76,340,293)
                                                 ----------        ------------
Net decrease ...........................         (1,855,755)       $(25,608,279)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,991,141        $ 22,834,139
Shares issued to shareholders
in reinvestment of
dividends and distributions ............          4,055,374          37,136,760
                                                 ----------        ------------
Total issued ...........................          6,046,515          59,970,899
Shares redeemed ........................         (9,113,859)       (101,138,566)
                                                 ----------        ------------
Net decrease ...........................         (3,067,344)       $(41,167,667)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2000                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,592,979        $ 34,046,767
Shares issued to shareholders
in reinvestment of
dividends and distributions ............          1,400,187          17,545,554
                                                 ----------        ------------
Total issued ...........................          3,993,166          51,592,321
Shares redeemed ........................         (4,842,940)        (64,065,467)
Automatic conversion
of shares ..............................         (1,889,843)        (25,434,824)
                                                 ----------        ------------
Net decrease ...........................         (2,739,617)       $(37,907,970)
                                                 ==========        ============
--------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,732,300        $ 29,745,514
Shares issued to shareholders
in reinvestment of
dividends and distributions ............          4,200,711          37,000,685
                                                 ----------        ------------
Total issued ...........................          6,933,011          66,746,199
Shares redeemed ........................        (12,741,975)       (136,568,503)
Automatic conversion
of shares ..............................         (1,093,775)        (12,295,918)
                                                 ----------        ------------
Net decrease ...........................         (6,902,739)       $(82,118,222)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            451,630        $  5,923,944
Shares issued to shareholders
in reinvestment of
dividends and distributions ............             59,053             732,030
                                                   --------        ------------
Total issued ...........................            510,683           6,655,974
Shares redeemed ........................           (262,641)         (3,428,132)
                                                   --------        ------------
Net increase ...........................            248,042        $  3,227,842
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            121,024        $  1,406,508
Shares issued to shareholders
in reinvestment of
dividends and distributions ............            161,335           1,407,097
                                                   --------        ------------
Total issued ...........................            282,359           2,813,605
Shares redeemed ........................           (527,192)         (5,507,596)
                                                   --------        ------------
Net decrease ...........................           (244,833)       $ (2,693,991)
                                                   ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,151,701        $ 16,082,632
Automatic conversion
of shares ..............................          1,808,040          25,434,824
Shares issued to shareholders
in reinvestment of
dividends and distributions ............            645,789           8,445,067
                                                 ----------        ------------
Total issued ...........................          3,605,530          49,962,523
Shares redeemed ........................         (2,081,970)        (28,905,381)
                                                 ----------        ------------
Net increase ...........................          1,523,560        $ 21,057,142
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,250,247        $ 13,543,025
Automatic conversion
of shares ..............................          1,048,191          12,295,918
Shares issued to shareholders
in reinvestment of
dividends and distributions ............          1,338,621          12,267,383
                                                 ----------        ------------
Total issued ...........................          3,637,059          38,106,326
Shares redeemed ........................         (4,127,903)        (46,337,326)
                                                 ----------        ------------
Net decrease ...........................           (490,844)       $ (8,231,000)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Organizational Change:

On or about October 1, 2000, the Fund will change its name to Merrill Lynch Focus Value Fund, Inc.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Phoenix Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Phoenix Fund, Inc. as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Phoenix Fund, Inc. as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 2000

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Phoenix Fund, Inc. during its fiscal year ended July 31, 2000:

==================================================================================================================
                                                    Domestic
                                                   Qualifying       Non-Qualifying         Total         Long-Term
                    Record           Payable        Ordinary           Ordinary          Ordinary         Capital
                     Date             Date           Income             Income            Income          Gains*
==================================================================================================================
Class A Shares:    09/07/99         09/15/99        $.041391           $.822019          $.863410        $.345558
------------------------------------------------------------------------------------------------------------------
                   12/06/99         12/10/99        $.054770           $.147925          $.202695        $.077738
==================================================================================================================

==================================================================================================================
Class B Shares:    09/07/99         09/15/99        $.034231           $.679827          $.714058        $.345558
------------------------------------------------------------------------------------------------------------------
                   12/06/99         12/10/99        $.040208           $.108596          $.148804        $.077738
==================================================================================================================

==================================================================================================================
Class C Shares:    09/07/99         09/15/99        $.035258           $.700209          $.735467        $.345558
------------------------------------------------------------------------------------------------------------------
                   12/06/99         12/10/99        $.040793           $.110176          $.150969        $.077738
==================================================================================================================

==================================================================================================================
Class D Shares:    09/07/99         09/15/99        $.039867           $.791751          $.831618        $.345558
------------------------------------------------------------------------------------------------------------------
                   12/06/99         12/10/99        $.051129           $.138091          $.189220        $.077738
==================================================================================================================

* All of the long-term capital gain distributions are subject to a maximum 20% tax rate.

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 2000

PORTFOLIO INFORMATION (unaudited)

As of July 31, 2000

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets

Ace Limited ............................................                  6.4%
EOG Resources, Inc. ....................................                  5.2
Tenet Healthcare Corporation ...........................                  4.8
Burlington Resources Inc. ..............................                  4.5
International Business Machines
  Corporation ..........................................                  3.9
National Semiconductor Corporation .....................                  3.6
Northrup Grumman Corporation ...........................                  3.5
Crown Cork & Seal Company, Inc. ........................                  3.2
AT&T Corp. .............................................                  3.0
Compaq Computer Corporation ............................                  2.8

                                                                      Percent of
Five Largest Industries                                               Net Assets

Energy Related .........................................                 18.2%
Insurance ..............................................                  9.1
Telecommunication Services .............................                  8.5
Computer & Peripherals .................................                  7.9
Healthcare .............................................                  7.5


Asset Mix                                                             Net Assets

Stocks .................................................                 91.8%
Bonds ..................................................                  5.4
Cash & Cash Equivalents ................................                  2.8

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Robert J. Martorelli, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Barbara G. Fraser, Secretary of Merrill Lynch Phoenix Fund, Inc. has recently retired. The Fund's Board of Directors wishes Ms. Fraser well in her retirement.
--------------------------------------------------------------------------------

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                               #10263--7/00

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